UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report: February 29, 2008

ADVANCED GROWING SYSTEMS, INC.

(Name of Registrant as specified in its charter)

Nevada	000-52572	20-4281128
(State or other jurisdiction of incorporation or jurisdiction)	(Commission file Number)	(I.R.S. Employer Identification Number)

3050 Royal Boulevard South, Ste 135

Alpharetta, GA 30022

(Address of principal executive offices)

Registrant’s telephone number, including area code: (678) 387-5061

Check the appropriate box below if the 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On February 29, 2008, Advanced Growing Systems, Inc. (“AGWS” or “the Company”) entered into a note and warrant purchase agreement with Vision Capital Advisors (VCA) to secure convertible promissory notes in the principal amount of $535,000. The note has a 6 month term with interest of 10%, payable quarterly. The Company will also allow VCA to purchase 1,750,000 Series A warrants at $.25 per share. These warrants will expire in 5 years following the closing date. The Company will be responsible for all closing costs, not to exceed $35,000 for this transaction.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are filed herewith:

Exhibit Number	Description
99.1	Form of Note and Warrant Purchase Agreement, dated February 29, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADVANCED GROWING SYSTEMS, INC.

Date: February 29, 2008	By	/s/ Dan K. Dunn
Dan K. Dunn, Principal Financial Officer

Exhibit Index

Exhibit Number	Description
99.1	Form of Note and Warrant Purchase Agreement, dated February 29, 2008

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